SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                  ______________________________________

                                FORM 8-K/A

                              Amendment No. 2

              Current Report Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                  ______________________________________


Date of Report July 6, 1994         Commission file number 1-8459
               ____________                                ______


                           New Plan Realty Trust
            (Exact name of registrant as specified in charter)


      Massachusetts                                  13-1995781
 ______________________                  _______________________________
(State of Incorporation)                (IRS Employer Identification No.)


           1120 Avenue of the Americas, New York, New York 10036
           ____________________________________________________
                 (Address of principal executive offices)


                               (212) 869-3000
                       _____________________________
                      (Registrant's telephone number)


     The undersigned registrant hereby amends the heading of the following financial statement of its Current Report on Form 8-K/A - Amendment No. 1, dated June 10, 1994, as set forth in the pages attached hereto:

Certain Property Acquired:  Historical Summary of Revenues and Certain
                            Operating Expenses for the year ended June 30, 1993.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                               NEW PLAN REALTY TRUST
                                    (Registrant)

                               By:______________________________________
                                     Michael I. Brown
                                     Chief Financial Officer, Controller
Dated:  July 6, 1994

Item 7.   Financial Statements, Pro Forma Financial Statements and
          Exhibits.


          Included herewith are the following financial statements reflecting the acquisition of four shopping centers: Western Village, Brentwood Plaza, Hamilton Plaza and Albany Plaza.

     1. Report of Eichler, Bergsman, Belonsky & Guz, Independent Certified Public Accountants, dated June 8, 1994.

     2. Certain properties acquired - Historical summary of revenues and certain operating expenses for the year ended December 31, 1993.

     3. New Plan Realty Trust and Subsidiaries - Estimates of net income and funds generated from certain properties acquired (unaudited), and related Notes.

     4. New Plan Realty Trust and Subsidiaries - Pro forma condensed financial statements (unaudited):

          (a) Pro forma condensed statements of income for the nine months ended April 30, 1994 and the twelve months ended July 31, 1993.

          (b)  Pro forma condensed balance sheet as at April 30, 1994.

          (c)  Notes to pro forma condensed financial statements.

New Plan Realty Trust
1120 Avenue of the Americas
New York, New York 10036



                       INDEPENDENT AUDITOR'S REPORT
                       ____________________________


We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Western Village, Brentwood Plaza, Hamilton Plaza and Albany Plaza (the "Properties") for the year ended December 31, 1993. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation, and general and administrative expenses for the period examined, and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


Eichler Bergsman Belonsky & Co.
June 8, 1994
New York, New York

                         CERTAIN PROPERTY ACQUIRED
           HISTORICAL SUMMARY OF REVENUES AND CERTAIN OPERATING
               EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1993



     Rental Income                                             $4,023,004

          Repairs and maintenance            $238,599
          Real estate taxes                   519,491
          Certain operating expenses          139,296          $  897,386
                                             ________          __________

     Excess of revenues over
       certain operating expenses                              $3,125,618
                                                               ==========


NOTE:

The Historical Summary of Revenues and Certain Operating Expenses relate to the operations of Western Village, Brentwood Plaza, Hamilton Plaza and Albany Plaza (the "Properties"), while under ownership previous to New Plan Realty Trust. The Properties are shopping centers.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

Minimum future rentals for years ended December 31, under existing commercial operating leases at the shopping center being reported on are approximately as follows (in thousands):


     1994 -    $3,222                   1997  -      $ 2,288
     1995 -     3,162                   1998  -        1,722
     1996 -     2,975                   thereafter -   7,356

The above assumes that all leases which expire are not renewed, therefore neither renewal rentals nor rentals from replacement tenants are included.

Minimum future rentals do not include contingent rentals which may be received under certain leases on the basis of percentage of reported tenants' sales volume, increases in Consumer Price Indices, common area maintenance charges and real estate tax reimbursements.

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
             INFORMATION PURSUANT TO RULE 3-14 REGULATION S-X

Part I    MANAGEMENT ASSESSMENT

      Management's assessment of the Property prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the property, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I and II environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTY ACQUIRED (UNAUDITED)

a. The following presents an estimate of net income and funds generated from the operation of the acquired Property for a twelve month period ended December 31, 1993 based on the Historical Summary of Revenues and Certain Operating Expenses for the Year Ended December 31, 1993. These estimated results do not purport to present expected results of operations for the Property in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income:                      (000 omitted)
_____________________________________________

Operating income before depreciation and
  mortgage interest expense                                     $3,126

Less:

Estimated depreciation                                             515
                                                                   ___
Estimated taxable operating income                              $2,611
                                                                ======

Estimates of funds generated:
_____________________________________________

Estimated taxable operating income                              $2,611

Add:  Estimated depreciation                                       515
                                                                   ___
Estimate of funds generated                                     $3,126
                                                                ======


b. Estimated taxable income for New Plan Realty Trust (including the acquired properties) for the year ended July 31, 1993 is approximately the same as Pro Forma net income and Revised Pro Forma net income reported on the Pro Forma Condensed Statement of Income (Unaudited).

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
         NOTES TO ESTIMATES OF NET INCOME AND FUNDS GENERATED FROM
                        CERTAIN PROPERTIES ACQUIRED
                                (UNAUDITED)



Basis of Presentation

     1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
                 PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                (UNAUDITED)

     The following unaudited pro forma condensed balance sheet at April 30, 1994 reflects the acquisition of four shopping centers (Western Village and Brentwood Plaza on May 5, 1994 and Hamilton Plaza and Albany Plaza on May 12, 1994) as if the transaction had occurred on that date.

     The pro forma condensed statements of income for the year ended July 31, 1993 and the nine months ended April 30, 1994 assume the acquisition of this property as if it had occurred as of August 1, 1992 and 1993, respectively. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of these properties.

     The unaudited pro forma condensed financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed statements of income may not be indicative of the results that would have actually occurred if the acquisitions had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed financial statements should be read in conjunction with New Plan Realty Trust's audited financial statements as of July 31, 1993 and for the year then ended (which are contained in the Trust's Form 10-K for the year ended July 31, 1993) and the unaudited financial statements as of April 30, 1994 and for the nine months then ended (which are contained in the Trust's Form 10-Q for the period ended April 30, 1994) and the accompanying notes.

                                               NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                         PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                                                  NINE MONTHS ENDED APRIL 30, 1994

                                             (In thousands except for per share amounts)


                                                     HISTORICAL             PRO FORMA
                                 AS REPORTED         ACQUISITIONS           ADJUSTMENTS(2)             PRO FORMA
                                 ___________         ____________           ______________             _________

Rental Revenues                    $69,268             $  3,017                                         $72,285
Interest And Dividends               3,785                                  ($  908) (3,4)                2,877
                                   ________________________________________________                     _______
                                    73,053                3,017                (908)                     75,162
Operating Expenses                  24,087                  673                                          24,760
Depreciation Expense                 8,241                                      386  (3,5)                8,627
Mortgage and Other Interest          1,417                                                                1,417
                                   ________________________________________________                     _______
                                    39,308                2,344              (1,294)                     40,358
Other Deductions                     2,156                                                                2,156
Other Income                           991                                                                  991
                                   ________________________________________________                     _______
Net Income                         $38,143             $  2,344             ($1,294)                     39,193
                                   ================================================                     =======

Net Income Per Share                  $.78                                                                 $.80
Average Shares Outstanding          49,148                                                               49,148




                                               NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                         PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                                                      YEAR ENDED JULY 31, 1993

                                             (In thousands except for per share amounts)


                                                                                   PREVIOUSLY REPORTED
                             AS        HISTORICAL    PRO FORMA                     HISTORICAL      PRO FORMA      REVISED
                             REPORTED  ACQUISITIONS  ADJUSTMENTS(2)     PRO FORMA  ACQUISITIONS(6) ADJUSTMENTS    PRO FORMA
                             _______________________________________    ___________________________________________________

RENTAL REVENUES               $65,308       $4,023                       $ 69,331    $13,203          $2,469        $85,003
INTEREST AND DIVIDENDS         11,001                 ($1,133) (3,4)        9,868                     (4,576)         5,292
                              _______________________________            __________________________________________________
                               76,309        4,023     (1,133)             79,199     13,203         ($2,107)        90,295
OPERATING EXPENSES             22,440          897                         23,337      4,377                         27,714
DEPRECIATION EXPENSE            7,574                     515  (3,5)        8,089                      2,128         10,217
MORTGAGE AND OTHER INTEREST     1,386                                       1,386                                     1,386
                              _______________________________            __________________________________________________
                               44,909        3,126     (1,648)             46,387      8,826          (4,235)        50,978
OTHER DEDUCTIONS                2,620                                       2,620                                     2,620
OTHER INCOME                      940                                         940                                       940
                              _______________________________            __________________________________________________
 NET INCOME                   $43,229       $3,126    ($1,648)            $44,707     $8,826         ($4,235)       $49,298
                              ===============================            ==================================================
EARNINGS PER SHARE               $.89                                        $.92                                     $1.01

AVERAGE SHARES
 OUTSTANDING                   48,838                                      48,838                                    48,838

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
/TABLE

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
               PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                           AS OF APRIL 30, 1994
                              (In Thousands)



                                               PRO FORMA
                                AS REPORTED    ADJUSTMENTS     PRO FORMA
                                ___________    ___________     _________
ASSETS:

  REAL ESTATE                    $513,192      $  25,750 (1)    $538,942
  CASH, CASH EQUIVALENTS, MKT
   SEC AND OTHER INVESTMENTS       38,545        (25,750)(1)      12,795
  OTHER                            13,447                         13,447
                                 ________                       ________

    TOTAL ASSETS                 $565,184                       $565,184
                                 ========                       ========

LIABILITIES:

  MORTGAGES PAYABLE              $ 28,140                       $ 28,140
  NOTES PAYABLE                    25,000                         25,000
  OTHER LIABILITIES                10,741                         10,741
                                 ________                       ________
                                   63,881                         63,881
SHAREHOLDERS' EQUITY              501,303                        501,303
                                 ________                       ________

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY             $565,184                       $565,184
                                 ========                       ========


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


1.   Represents the acquisition of the Property for cash.

2. Amounts as reported have been adjusted by historical results for the year ended December 31, 1993. These adjustments to the Pro Forma Condensed Statements of Income (Unaudited) have the effect of reflecting the results for the year ended July 31, 1993 and the nine months ended April 30, 1994 as if the Property had been acquired as of August 1, 1992 and 1993 respectively.

3. Pro Forma Adjustments to the Pro Forma Condensed Statement of Income (Unaudited) for the year ended July 31, 1993 includes adjustments to interest and dividends and depreciation expense to give effect to including the acquired properties as if they had been acquired on August 1, 1992. (See Notes 4 and 5.)

4. The reduction in interest and dividend income is due to the actual use of cash and cash equivalents to pay the purchase price of the acquisitions. The average rate of return for the year ended July 31, 1993 and the nine months ended January 31, 1994 was 4.3% and 4% respectively.

5. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

6. Refer to Form 8-K/A-Amendment No. 1 dated May 27, 1994 for previously reported amounts.